Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
Summary of property and equipment, net

The following is a summary of property and equipment, net (in thousands):

	As of December 31,
	2022	2023
	RMB	RMB
Computers, equipment and furniture	73,526	41,179
Motor vehicles	5,721	5,461
Leasehold improvements	47,966	47,966
Total	127,213	94,606
Less: accumulated depreciation	(114,122)	(87,369)
Net book value	13,091	7,237